SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant |X|
Filed by a Party other than the Registrant |_|

Check the appropriate box:

|_|   Preliminary Proxy Statement
|_| Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
|X|   Definitive Proxy Statement
|X|   Definitive Additional Materials
|_|   Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                              TEARDROP GOLF COMPANY
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X|   No fee required.
|_|   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

      (1)   Title of each class of securities to which transaction applies:


            --------------------------------------------------------------------
      (2)   Aggregate number of securities to which transaction applies:


            --------------------------------------------------------------------
      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


            --------------------------------------------------------------------
      (4)   Proposed maximum aggregate value of transaction:


            --------------------------------------------------------------------
      (5)   Total fee paid:


            --------------------------------------------------------------------

|_|   Fee paid previously with preliminary materials:
|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

      (1)   Amount Previously Paid:_____________________________________________
      (2)   Form, Schedule or Registration Statement No.:_______________________
      (3)   Filing Party:_______________________________________________________
      (4)   Date Filed:_________________________________________________________

                              TEARDROP GOLF COMPANY

            The undersigned hereby appoints Rudy A. Slucker, with full power of substitution, as proxy for the undersigned, to attend the annual meeting of stockholders of TearDrop Golf Company (the "Company"), to be held at the Company's offices at 8350 North Lehigh Avenue, Morton Grove, Illinois 60053 on June 24, 1999, at 9:00 a.m., central time, or any adjournment thereof, and to vote the number of shares of common stock of the Company that the undersigned would be entitled to vote, and with all the power the undersigned would possess, if personally present, as follows:

1. |_| For or |_| Withhold Authority to vote for the following nominees for election as directors:

            Rudy A. Slucker
            Fred K. Hochman
            Leslie E. Goodman
            Bruce H. Nagel
            Jeffrey Baker

(Instruction: To withhold authority to vote for an individual nominee, write the nominees' name on the line provided below.)


-------------------------------

2. Approval of the grant of options covering an aggregate of 1,250,000 shares of common stock of the Company, 1,000,000 of which are exercisable only upon the achievement of certain targets, to Rudy A. Slucker, Chairman, President and Chief Executive Officer of the Company.

FOR |_| AGAINST |_| ABSTAIN |_|

3. Approval of an amendment to the 1996 Employee Stock Option Plan to increase the number of shares reserved for issuance under such plan.

FOR |_| AGAINST |_| ABSTAIN |_|

4. Approval of the appointment of Ernst & Young LLP as the Company's independent auditors for the fiscal year ending December 31, 1999.

FOR |_| AGAINST |_| ABSTAIN |_|

5. In their discretion, on such other business as may properly come before the meeting or any adjournment thereof.

FOR |_| AGAINST |_| ABSTAIN |_|

                                                     (Continued on reverse side)

(Continued from previous page)

      The Proxy will vote as specified herein or, if a choice is not specified, he will vote "For" the nominees listed in Item 1 and "For" the proposals set forth in Items 2, 3, 4 and 5.

      This Proxy is solicited by the Board of Directors of the Company.

                                                Receipt of the Notice of Annual
                                                Meeting of Stockholders, Proxy
                                                Statement dated May 27, 1999 and
                                                Annual Report to Stockholders is
                                                hereby acknowledged:

                                                Date: ____________________, 1999

                                                ________________________________

                                                ________________________________

                                                ________________________________
                                                        (Signature)
                                                (Please sign exactly as your
                                                name appears hereon, indicating,
                                                where proper, official position
                                                or representative capacity).

                              TearDrop Golf Company
                                1080 Lousons Road
                             Union, New Jersey 07083

                 ----------------------------------------------
                    Notice Of Annual Meeting Of Stockholders
                            To Be Held June 24, 1999
                 ----------------------------------------------

The 1999 Annual Meeting of the Stockholders of TearDrop Golf Company (the "Company") will be held at the Company's offices at 8350 North Lehigh Avenue, Morton Grove, Illinois 60053 on June 24, 1999 at 9:00 a.m., central time for the following purposes:

      (1) To elect five directors to hold office for a term of one year or until their successors have been duly elected and qualified.

      (2) To ratify the grant of options covering an aggregate of 1,250,000 shares of common stock of the Company, 1,000,000 of which are exercisable only upon the achievement of certain targets, to Rudy A. Slucker, Chairman, President and Chief Executive Officer of the Company.

      (3) To approve an amendment to the 1996 Employee Stock Option Plan to increase the number of shares reserved for issuance under such plan.

      (4) To ratify the appointment of Ernst & Young LLP as the Company's independent auditors for the fiscal year ending December 31, 1999.

      (5) To transact such other business as may properly come before the meeting or any adjournment thereof.

The Board of Directors has fixed the close of business on April 28, 1999 as the record date for determining the stockholders entitled to notice of and to vote at the meeting and any adjournment thereof.

Your attention is directed to the accompanying Proxy Statement for further information regarding each proposal to be made.

All stockholders are asked to complete, sign and date the enclosed proxy and return it promptly by mail in the enclosed self-addressed envelope, which does not require postage if mailed in the United States.

                                          By Order of the Board of Directors


                                          JOSEPH A. CIONI
                                          Secretary

May 27, 1999
Union, New Jersey

                              TearDrop Golf Company
                                1080 Lousons Road
                             Union, New Jersey 07083

                 ----------------------------------------------
                       Proxy Statement for Annual Meeting
                 ----------------------------------------------

      This Proxy Statement is furnished by the Board of Directors (the "Board of Directors") of TearDrop Golf Company, a Delaware corporation (the "Company"), in connection with the solicitation of proxies to be used at the Annual Meeting of Stockholders (the "Meeting") to be held on June 24, 1999 at the Company's offices at 8350 North Lehigh Avenue, Morton Grove, Illinois 60053 at 9:00 a.m., central time, and at any adjournment thereof. This Proxy Statement and the accompanying Annual Report, Notice and Proxy are being mailed to stockholders on or about May 27, 1999. The principal executive offices of the Company are located at the address indicated above.

      Only stockholders of record at the close of business on the record date, April 28, 1999 (the "Record Date"), will be entitled to vote at the Meeting and at all adjournments thereof.

      On the Record Date, there were outstanding and entitled to vote 5,179,890 shares of the Company's common stock, $.01 par value per share (the "Common Stock"). Each outstanding share of Common Stock is entitled to one vote on each matter to be voted upon. A majority of the shares of Common Stock entitled to vote at the Meeting will constitute a quorum for the transaction of business. Holders of Common Stock have no cumulative voting rights.

Voting Of Proxies

      If a proxy is properly signed by a stockholder and is not revoked, the shares represented thereby will be voted at the Meeting in the manner specified on the proxy, or if no manner is specified with respect to any matter therein, such shares will be voted by the person designated therein (a) "FOR" the election of each of Rudy A. Slucker, Fred K. Hochman, Leslie E. Goodman, Bruce
H. Nagel and Jeffrey Baker as directors of the Company, (b) "FOR" the ratification of the grant of options covering an aggregate of 1,250,000 shares of common stock of the Company, 1,000,000 of which are exercisable only upon the achievement of certain targets, to Rudy A. Slucker, Chairman, President and Chief Executive Officer of the Company, (c) "FOR" the approval of an amendment to the 1996 Employee Stock Option Plan to increase the number of shares reserved for issuance under such plan, (d) "FOR" the ratification of the appointment of Ernst & Young LLP as the Company's independent auditors for the fiscal year ending December 31, 1999, and (e) in connection with the transaction of such other business as may properly be brought before the Meeting, in accordance with the judgment of the person or persons voting the proxy. If any of the nominees for director is unable to serve or for good cause will not serve, an event that is not anticipated by the Company, the shares represented by the accompanying proxy will be voted for a substitute nominee designated by the Board of Directors or the Board of Directors may determine to reduce the size of the Board.

      A proxy may be revoked by the stockholder at any time prior to the voting thereof by giving notice of revocation in writing to the Secretary of the Company, by duly executing and delivering to the Secretary of the Company a proxy bearing a later date, or by voting in person at the Meeting.

      Directors of the Company will be elected by a plurality of the vote of the outstanding shares of Common Stock present, in person or by proxy, and entitled to vote at the Meeting. The affirmative vote of the holders of at least a majority of the outstanding shares of Common Stock present, in person or by proxy, and entitled to vote at the Meeting is required for the ratification and approval of, unless otherwise required by the Delaware General Corporation Law or the Company's Certificate of Incorporation, any and all other matters which may be put to a stockholder vote at the Meeting. Votes will NOT be considered cast if the shares are not voted for any reason, including an abstention indicated as such on a written proxy or ballot, directions are given in a written proxy to withhold votes, or if the votes are withheld by a broker. Votes cast, either in person or by proxy, will be tabulated by Continental Stock Transfer & Trust Company, the Company's transfer agent.

Voting Securities and Principal Holders Thereof

      The following table sets forth certain information with respect to the beneficial ownership of the capital stock of the Company as of April 28, 1999 for (i) each person who is known by the Company to beneficially own more than 5% of the Common Stock, (ii) each named executive officer listed in the Summary Compensation table below, (iii) each of the Company's directors, and (iv) all directors and executive officers as a group. The Company has been advised that each stockholder listed below has sole voting and dispositive power with respect to such shares unless otherwise noted in the footnotes following the table.

   Name and Address Of            Amount and Nature Of
   Beneficial Owner (1)             Beneficial Owner            Percent Of Class
   --------------------             ----------------            ----------------

Rudy A. Slucker                       1,230,000(2)                    23.7%
Joseph A. Cioni                           9,000(3)                       *
John Zeravica                            14,000(4)                       *
Fred K. Hochman                         163,000(5)                     3.1%
Leslie E. Goodman                        10,000(5)                       *
Bruce H. Nagel                           18,280(5)                       *
Jeffrey Baker                            10,000(5)                       *
SAFECO Corporation
   SAFECO Plaza
   Seattle, Washington 98185            566,500(6)                    10.9%
All directors and
executive officers as a
group (7 persons)                     1,454,280(7)                    28.1%

---------------------
*   Less than 1%.

(1) Unless otherwise indicated, the address for each such person listed below is c/o TearDrop Golf Company, 1080 Lousons Road, Union, New Jersey 07083.

(2) Includes (i) 500,000 shares subject to options exercisable to the extent of 250,000 shares at $4.50 per share and 250,000 shares at $4.625 per share and (ii) an aggregate of 75,000 shares of Common Stock owned by the children and wife of Mr. Slucker with respect to which Mr. Slucker disclaims beneficial ownership. Also includes 250,000 shares subject to options granted on April 27, 1999 exercisable at $3.375 per share, the closing price on such date, which, subject to stockholder approval at the Meeting, will be exercisable immediately. Does not include 1,000,000 shares subject to options granted on April 27, 1999 exercisable at $3.375 per share, which, subject to stockholder approval at the Meeting, are exercisable only upon the achievement of certain targets.

(3) Includes 5,000 shares underlying options exercisable at $2.50 per share. Does not include options to purchase 22,000 shares of Common Stock that are not exercisable within 60 days from the date hereof.

(4) Includes 14,000 shares underlying options exercisable at $4.75 per share. Does not include options to purchase 25,000 shares of Common Stock that are not exercisable within 60 days from the date hereof.

(5) Includes 10,000 shares underlying options exercisable at $4.75 per share. Does not include options to purchase 5,000 shares of Common Stock that are not exercisable within 60 days from the date hereof.

(6) Represents 566,500 shares of Common Stock as to which each of SAFECO Corporation and SAFECO Asset Management Company has reported it has shared voting power and shared dispositive power and 314,000 shares of Common Stock as to which SAFECO Common Stock Trust has reported it has shared voting power and shared dispositive power. SAFECO Asset Management Company, a subsidiary of SAFECO Corporation, and SAFECO Corporation expressly declared that the filing of the statement on Schedule 13G shall not be construed as an admission that they are, for the purposes of Section 13(d) or 13(g) of the Securities and Exchange Act of 1934, as amended, the beneficial owners of any securities covered by such statement. Each of such companies filed the statement on
      Schedule 13G because it is considered an indirect beneficial owner of such securities based on its ownership or control of one or more investment companies which directly own such shares.

(7) Includes 5,000 shares underlying options exercisable at $2.50 per share, 250,000 shares underlying options exercisable at $4.50 per share, 250,000 shares underlying options exercisable at $4.625 per share, 54,000 shares underlying options exercisable at $4.75 per share, and 250,000 shares subject to options exercisable at $3.375 per share granted on April 27, 1999, which, subject to stockholder approval at the Meeting, will be exercisable within 60 days from the date hereof. Does not include options to purchase 67,000 shares of Common Stock that are not exercisable within 60 days from the date hereof. Does not include 1,000,000 shares subject to options exercisable at $3.375 per share granted on April 27, 1999, which, subject to stockholder approval at the Meeting, are exercisable only upon the achievement of certain targets. Does not include options to purchase 4,000 shares of Common Stock which are currently exercisable at $6.875 per share and held by Matthew O'Toole, a former officer of the Company whose employment with the Company ceased as of March 15, 1999.

                        PROPOSAL 1. ELECTION OF DIRECTORS

      At this year's Annual Meeting of Stockholders, five directors will be elected to hold office for a term expiring at the next Annual Meeting of Stockholders. Each director will be elected to serve until a successor is elected and qualified or until the director's earlier resignation or removal.

      The affirmative vote of the holders of a plurality of the shares of Common Stock voted in person or by proxy at the Meeting is required for the election of each director. Unless otherwise directed, each proxy executed and returned by a stockholder will be voted for the election of each of the following nominee directors: Rudy A. Slucker, Fred K. Hochman, Leslie E. Goodman, Bruce H. Nagel and Jeffrey Baker. If any of the nominee directors listed above becomes unable to serve or for good cause will not serve, an event that is not anticipated by the Company, (i) the shares represented by the proxies will be voted for a substitute nominee or substitute nominees designated by the Board of Directors or (ii) the Board of Directors may determine to reduce the size of the Board of Directors. At this time, the Board of Directors knows of no reason why any of the persons listed above may not be able to serve as directors if elected.

The Board of Directors recommends a vote "FOR" the election of each of the nominee directors.

      The name and age of each of the nominee directors, their respective positions with the Company and the period during which each such individual has served as a director are set forth below. Additional biographical information concerning each of the nominee directors and executive officers of the Company follows the table.

                                                               Held Position
    Name                 Age     Position with the Company         Since
    ----                 ---     -------------------------         -----

    Rudy A. Slucker      49      Chairman of the Board,             1996
                                 President and Chief
                                 Executive Officer

    Fred K. Hochman      51      Director                           1992

    Leslie E. Goodman    55      Director                           1996

    Bruce H. Nagel       46      Director                           1997

    Jeffrey Baker        44      Director                           1996

Certain Biographical Information Concerning Directors and Executive Officers

      Rudy A. Slucker has served as Chairman of the Board, President and Chief Executive Officer of the Company since September 1996. Mr.Slucker was the Chief Executive Officer of the Atlas Group of Companies, Inc., which imported and marketed hardware and consumer products, from 1978 until 1990, when it was sold. Since 1990, Mr. Slucker has been a venture capital investor. He currently serves on the board of directors and/or is a principal stockholder of the following companies: Lilli Group, a knitwear manufacturer; Ambassador Eyewear Group, Inc., a manufacturer and distributor of designer brand eyeglass frames under the names of Playskool, Coventry, Harve Benard and Kathy Ireland; and Babylon Enterprises and Beacon Concessions, which, together, currently own and operate the Beacon Theater in Manhattan.

      Fred K. Hochman has been a director of the Company since its inception in 1992 and served as its President from inception through January 1995 and Chief Executive Officer from inception through December 1995. In October 1996, Mr.Hochman became senior vice president of Orix Credit Alliance Inc. From September 1992 through October 1996, Mr. Hochman served as President of the Machine Tool Division of Financial Federal Credit, Inc., a wholly-owned subsidiary of Financial Federal Corporation. Financial Federal Corporation is listed on the American Stock Exchange. From November1982 through August 1992, he was Chairman of Machine Tool Finance Corporation, a company he co-founded.

      Leslie E. Goodman has been a director of the Company since November 1996. Since October 1997, Mr. Goodman has managed his personal investments. From January 1997 through October 1997, Mr. Goodman served as Chairman of the Board of CREOL, Inc., Commercial Real Estate On Line, an internet based information service. From January 1996 through December 1996, Mr.Goodman served as North Jersey Area President of First Union National Bank overseeing consumer and commercial banking in northern New Jersey. Mr.Goodman also served as a senior executive vice president of First Union Corporation. From January 1990 through December 1995, Mr.Goodman served as a member of the Board of Directors and of the Office of the Chairman of First Fidelity Bancorporation overseeing the Community Business Bank, Corporate and Institutional Trust. Mr. Goodman served as President of First Fidelity Bank, N.A., New Jersey from September 1990 to January 1994. From 1988 to 1990, Mr.Goodman served as chairman and chief executive officer of Fidelity Bank, Philadelphia, a subsidiary of First Fidelity Bancorporation. Mr.Goodman currently is a member of the board of directors of Wawa Inc., Admiralty Bancorp, Inc., Grand Court Lifestyles, Inc., the board of governors of the Hackensack Medical Center and the board of trustees of Rutgers University.

      Bruce H. Nagel, Esq. has been a director of the Company since January 1997. For more than the last five years, Mr. Nagel has been a partner with the law firm of Nagel, Rice & Dreifuss in Livingston, New Jersey.

      Jeffrey Baker has been a Director of the Company since September 1996. For more than the last five years, Mr. Baker has served as Senior Vice President of GoodTimes Entertainment, where he is responsible for licensing, marketing and merchandising of video products. Mr. Baker's prior experience includes more than twelve years of service in various marketing and sales positions including marketing manager for Prodigy Services, director of national account sales for RCA Video Disc, director of video sales for Pickwick International and regional sales manager for Data Packaging Corp.

      Joseph A. Cioni, age 59, became Vice President of Finance and Chief Financial Officer of the Company in August 1997. From February 1993 to May 1996, Mr. Cioni served as Vice President of Finance for Remington Products Company. From September 1992 to February 1993, and again from May 1996 to August 1997, Mr. Cioni managed his personal investments.

      John Zeravica, age 43, became Vice President of Manufacturing and Operations for the Company in September 1996. From 1988 through July 1996, Mr. Zeravica served as Director of Operations for the U.S. division of Bridgestone Sports, USA, Inc., an international manufacturer and distributor of sporting goods. From 1981 to 1988, Mr.Zeravica served as Operating Manager of Mizuno, USA, a sports product manufacturing and marketing company.

Section 16(a) Beneficial Ownership Reporting Compliance

      Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's executive officers and directors, and persons who beneficially own more than ten percent of a registered class of the Company's equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission and Nasdaq SmallCap Market. Based solely on a review of the copies of reports furnished to the Company and written representations from the Company's executive officers, directors and persons who beneficially own more than ten percent of the Company's equity securities, the Company believes that, during the preceding year, all filing requirements applicable to its officers, directors and ten percent beneficial owners under Section 16(a) were satisfied, except that one officer and one director each filed a Form 4 late.

Meetings of the Board and Committees

      During fiscal year 1998, the Board of Directors held five meetings. Each of the directors attended at least 75% of the aggregate of all meetings of the Board of Directors and the total number of meetings held by all committees of the Board of Directors of which each respective director was a member during the time he was serving as such during the fiscal year ended December 31, 1998.

      The Board of Directors has created a Compensation Committee and an Audit Committee. The Board of Directors has not created a Nominating or similar Committee. The Compensation Committee is comprised of Jeffrey Baker and Leslie
E. Goodman. The Audit Committee is comprised of Fred K. Hochman and Leslie E. Goodman.

      The Compensation Committee, which held three meetings during fiscal year 1998, has jurisdiction on behalf of the Company to approve, disapprove, modify or amend all plans to compensate employees including bonuses. The Compensation Committee determines the salaries of employees of the Company who are directors and also determines the salaries of all other employees of the Company who are officers or who occupy such other positions as may be designated by the Compensation Committee.

      The Audit Committee, which held one meeting during fiscal year 1998, periodically reviews the Company's auditing practices and procedures, makes recommendations to management or to the Board of Directors as to any changes to such practices and procedures deemed necessary from time to time to comply with applicable auditing rules, regulations and practices, and recommends independent auditors for the Company to be elected by the stockholders.

Compensation Of Directors And Executive Officers

      The following table sets forth information concerning the annual and long-term compensation for services in all capacities to the Company and its subsidiaries for each of the fiscal years ended December 31, 1998, 1997 and 1996 of those persons who were, at December 31, 1998, (i) the Chief Executive Officer and (ii) the other two most highly compensated executive officers of the Company for the fiscal year ended December 31, 1998 (the "named executive officers"). Other than the Chief Executive Officer and the named executive officers, no other executive officer of the Company earned more than $100,000 in salary and bonus during the last fiscal year.

                                                  Annual Compensation            Long-Term Compensation
                                                  -------------------            ----------------------

Name and Principal
Position                          Year         Salary ($)      Bonus ($)     Securities Underlying Options
--------                          ----         ----------      ---------     -----------------------------
                                                                                          (#)
Rudy A. Slucker                   1998         250,000               --                 250,000(1)
Chairman of the Board,            1997         175,000           50,000                 250,000
President and Chief               1996          40,000               --                 250,000
Executive Officer

Matthew O'Toole                   1998        125,103                --                  12,000
Vice President of Sales           1997         16,827                --                  12,000
and Marketing (2)                 1996             --                --                      --

John Zeravica                     1998        104,000                --                  12,000
Vice President of                 1997         99,540                --                  27,000
Marketing and Operations          1996         45,830                --                      --


(1) Includes 250,000 shares subject to options exercisable at $3.375 per share granted on April 27, 1999, which, subject to stockholder approval at the Meeting, will be exercisable within 60 days from the date hereof. Does not include 1,000,000 shares subject to options exercisable at $3.375 per share granted on April 27, 1999, which, subject to stockholder approval at the Meeting, are exercisable only upon the achievement of certain targets. The closing price for the Common Stock on the Nasdaq SmallCap Market on April 27, 1999 was $3.375.

(2)   Mr. O'Toole's employment with the Company ceased as of March 15, 1999.

Compensation Arrangements

      The Company has entered into an employment agreement with Rudy A. Slucker which expires on December 31, 1999. On April 27, 1999, Mr. Slucker agreed to extend the term of the employment agreement for a period of three years from the date of the Meeting, subject to stockholder ratification of the grant of stock options to Mr. Slucker at the Meeting. Pursuant to the agreement, Mr. Slucker serves as the Company's President and Chief Executive Officer and is paid an annual salary of $250,000. The employment agreement also provides that Mr. Slucker is entitled to receive a bonus equal to 10% of the Company's pre-tax net income starting with the year ending December 31, 1997. Such bonus is payable to the extent of 50% of such amount in cash and the remaining 50% in the form of Common Stock of the Company valued at the lowest last sale price of the Common Stock during the last quarter of the Company's fiscal year. In addition, if there is a sale of the Company or substantially all of the assets of the Company which involves consideration equal to or greater than $25,000,000, Mr. Slucker is also entitled to a cash payment equal to the greater of $250,000 and 10% of the excess consideration over $25,000,000.

Mr. Slucker is also entitled to receive bonuses at the discretion of the Board of Directors and in accordance with certain performance criteria. The agreement further provides that Mr.Slucker will not engage in activities competitive with the Company for a period of two years after the expiration of his employment agreement. In the event that the Company terminates Mr. Slucker's employment without cause, such provision would not apply.

      During fiscal year ended December 31, 1998, Mr. Slucker did not receive a cash bonus. On April 27, 1999, Mr. Slucker was granted, subject to stockholder approval at the Meeting, stock options covering 1,250,000 shares of Common Stock for $3.375 per share, 1,000,000 of which are exercisable only upon the achievement of certain targets. These options were granted to Mr. Slucker in connection with the extension of his employment agreement, in recognition of Mr. Slucker's efforts in increasing sales and obtaining widespread name recognition for the Company's products and as additional incentive to achieve success for the Company and its stockholders.

      The Company has also entered into an employment agreement with John Zeravica. Pursuant to the agreement, Mr. Zeravica serves as Vice President of Manufacturing and Operations for the Company and is paid an annual salary of $100,000, subject to increase at the discretion of the Company. The agreement with Mr. Zeravica may be terminated either by the Company or Mr. Zeravica upon two weeks notice.

Compensation of Directors

      The Company's compensation to directors is $1,500 per Board meeting attended in person, $750 per committee meeting attended in person and $500 per Board or committee meeting attended by means of conference call.

Option Grants in Last Fiscal Year

      Shown below is information with respect to the options to purchase Common Stock granted to the Chief Executive Officer and the named executive officers of the Company.

                Stock Option Grants in Last Fiscal Year

                                             Percent of Total
                            Number of             Options
                            Securities          Granted to
                        Underlying Options     Employees In
Name                       Granted (#)        Fiscal Year(%)      Exercise Price($/Sh)      Expiration Date
----                       -----------        --------------      --------------------      ---------------
Rudy A. Slucker (1)              --                  --                    --                        --
Matthew O'Toole (2)          12,000                 4.6                  5.25                  12/21/03
John Zeravica                12,000                 4.6                  5.25                  12/21/03

(1) Does not include the grant on April 27, 1999 of options covering an aggregate of 1,250,000 shares of common stock of the Company at a price of $3.375 per share, 1,000,000 of which are exercisable only upon the achievement of certain targets and all of which are subject to stockholder approval at the Meeting. If such shares were included, Mr. Slucker, Mr. O'Toole and Mr. Zeravica would have been granted 82.8%, 0.8% and 0.8%, respectively, of the total number of options granted to all employees of the Company during the fiscal year ended December 31, 1998.

(2) Mr. O'Toole's employment with the Company ceased as of March 15, 1999. At the time of the cessation of Mr. O'Toole's employment with the Company, none of the options granted to him during the fiscal year ended December 31, 1998 had vested. Therefore, the options covering 12,000 shares of Common Stock that were granted to Mr. O'Toole during fiscal year 1998 were forfeited to the Company on March 15, 1999.

Option Exercises and Fiscal Year-End Values

      Shown below is information with respect to the exercise of options to purchase Common Stock by the Chief Executive Officer and the named executive officers and unexercised options to purchase shares of Common Stock granted to the Chief Executive Officer and such named executive officers.

           Aggregated Option Exercises In Last Fiscal Year and Fiscal
                             Year-End Option Values

                                                                     Number of Securities           Value of Unexercised
                                                                    Underlying Unexercised         In-The-Money Options at
                          Shares Acquired On       Value        Options at December31, 1998(1)      December 31, 1998(1)
Name                         Exercise (#)       Realized ($)      Exercisable/Unexercisable       Exercisable/Unexercisable
----                         ------------       ------------      -------------------------       -------------------------
Rudy A. Slucker (2)               --                 --                   500,000/0                       $218,750/$0
Matthew O'Toole (3)               --                 --                4,000/20,000                             $0/$0
John Zeravica                     --                 --               14,000/25,000                     $2,500/$1,250

(1) On December 31, 1998, the Common Stock closed at a price of $5.00 per share on the Nasdaq SmallCap Market.

(2) Does not include the grant on April 27, 1999 of options covering an aggregate of 1,250,000 shares of common stock of the Company at a price of $3.375 per share, 1,000,000 of which are exercisable only upon the achievement of certain targets and all of which are subject to stockholder approval at the Meeting. If such shares were included, with respect to Mr. Slucker, the number of exercisable and unexercisable securities underlying unexercised options at December 31, 1998 would have been 750,000 and 1,000,000, respectively, and the value of in-the-money options at December 31, 1998 would have been $625,000.

(3) Mr. O'Toole's employment with the Company ceased as of March 15, 1999. At the time of the cessation of Mr. O'Toole's employment with the Company, options covering an aggregate of 4,000 shares of Common Stock were exercisable and options covering an aggregate of 20,000 shares of Common Stock were unexerciable. The exercisable options were initially granted to Mr. O'Toole during fiscal year 1997. All unexercisable options were forfeited to the Company on March 15, 1999.

New Plan Benefits

      As of April 27, 1999, the Compensation Committee of the Company approved the grant to Rudy A. Slucker, the Company's Chairman, President and Chief Executive Officer, of stock options to purchase 1,250,000 shares of Common Stock of the Company at an exercise price equal to $3.375, which was equal to the fair market value of the Common Stock on the date of grant. These options were not granted under the Company's 1996 Employee Stock Option Plan, as amended. A copy of the Stock Option Agreement between the Company and Mr. Slucker is attached as Exhibit A to this Proxy Statement.

                    Grant of Stock Options to Rudy A. Slucker

     Name and Position            Dollar Value ($)          Number of Units
     -----------------            ----------------          ---------------

Rudy A. Slucker
Chairman, President and Chief
Executive Officer (1)                   0(2)                   1,250,000

(1) To the extent that the grant on April 27, 1999 of such options to Mr. Slucker pursuant to a stock option agreement is deemed a "plan" under Item 402 of Regulation S-B, Mr. Slucker is the only person entitled to participate in this plan.

(2) Calculated based on the difference between $3.25, the closing price of the Common Stock on April 28, 1999, and the exercise price of $3.375, which was the fair market value of the Common Stock underlying the options on the date of grant.

Indemnification of Directors and Officers

      The Company's Certificate of Incorporation limits the liability of directors to the maximum extent permitted by Delaware law. The Company's By-laws provide that the Company shall indemnify its directors and executive officers and may indemnify its other officers, employees, agents and other agents to the fullest extent permitted by law. The Company's By-laws also permit the Company to secure insurance on behalf of any officer, director, employee or other agent for any liability arising out of his or her actions in such capacity, regardless of whether the By-laws would permit indemnification. At present, there is no pending litigation or proceeding involving any director, officer, employee or agent of the Company in which the Company currently anticipates indemnification will be required.

Stock Option Plans

      On October 18, 1996, the Board of Directors and the stockholders of the Company adopted the 1996 Employee Stock Option Plan ("Plan") and reserved 200,000 shares of Common Stock for issuance thereunder. The Plan provides for the granting to employees (including employees who are also directors and officers) of options intended to qualify as incentive stock options within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended ("Code"), and for the granting of nonstatutory stock options to directors, employees, consultants and independent contractors to the Company. The Plan is currently administered by the Compensation Committee of the Board of Directors of the Company, although, to date, the entire Board of Directors has approved the grant of all options. At the 1998 Annual Meeting of Stockholders, the stockholders of the Company ratified an amendment to the Plan to increase the number of shares of Common Stock reserved for issuance under the Plan to 450,000 shares. As of April 28, 1999, options covering an aggregate of 553,300 shares of Common Stock had been granted under the Plan, 103,300 of which are subject to the approval by the stockholders of the Company, prior to December 14, 1999, of an amendment to the Plan increasing the number of shares reserved thereunder.

      The exercise price per share of incentive stock options granted under the Plan must be at least equal to the fair market value of the Common Stock on the date of grant. With respect to any participant who owns shares representing more than 10% of the voting power of all classes of the Company's outstanding capital stock, the exercise price of any incentive stock option must be equal to at least 110% of the fair market value on the grant date, and the maximum term of the option must not exceed five years. The terms of all other options granted under the Plan may not exceed ten years. In the event of any merger, consolidation, reorganization, recapitalization, stock dividend, stock split or other change in the corporate structure or capitalization affecting the Common Stock, there shall be an appropriate adjustment made by the Board of Directors in the number and kind of shares that may be granted in the aggregate and to grantees under the Plan, the number and kind of shares subject to each outstanding option and the option prices.

Certain Relationships And Related Transactions

      On November 10, 1997, the Company, pursuant to an asset purchase agreement (the "Tommy Armour Asset Purchase Agreement"), through its then newly formed, wholly-owned subsidiary, currently named Tommy Armour Golf Company ("Tommy Armour"), acquired substantially all of the assets (the "Tommy Armour Acquisition") of Tommy Armour Golf Company, a Delaware corporation (currently named T.A. Liquidation Corp.), Tommy Armour Golf (Scotland) Ltd. and the golf operations of USI Canada Inc., an Ontario corporation (collectively, the "Sellers"). The Company acquired the assets for a purchase price consisting of
(i) $10.0 million in cash, (ii) 100,000 shares of Series A Cumulative Convertible Preferred Stock (the "Series A Preferred Stock") having a redemption value of $10.0 million and (iii) 1,000,000 shares of the Company's common stock, par value $.01 per share, subject to certain post-closing adjustments. On March31, 1998, the Company and the Sellers entered into an agreement pursuant to which the Company and the Sellers agreed upon certain adjustments to the purchase price in settlement of certain disagreements relating to post-closing adjustments. Under the agreement, the Tommy Armour Cash Payment was increased to $11.6 million and the number of shares of Common Stock was reduced to 175,000. On June 24, 1998, 70,000 shares of the Series A Preferred Stock were converted by the holder thereof into 933,333 shares of Common Stock. Simultaneously, with such conversion, the Company redeemed the remaining 30,000 outstanding shares of Series A Preferred Stock for $3.0 million. John Raos, an officer of the parent company for the Sellers of the assets of Tommy Armour, served on the Board of Directors of the Company from November 1997 through March 1999.

      The Company also entered into a Registration Agreement with T.A. Liquidation Corp. pursuant to which the Company agreed to file a registration statement on Form S-3 with the Securities and Exchange Commission registering the sale of the Common Stock issued in the Tommy Armour Acquisition, the Series A Preferred Stock and the shares of the Company's Common Stock into which the Series A Preferred Stock are convertible and to use its best efforts to have the Registration Statement declared effective as soon as possible after the date of the agreement. Such registration statement was declared effectively by the Securities and Exchange Commission on July 1, 1998. The Company has been informed that T.A. Liquidation Corp. sold all shares of Common Stock held by it in April 1999.

      On December 29, 1997 (the "Closing Date"), the Company, through its then newly formed, wholly-owned subsidiary then known as TearDrop Ram Golf Company (now known as Ram Golf Corporation) ("RGC"), acquired substantially all of the assets of Ram Golf Corporation, a Delaware corporation (currently named JRH Golf Corporation) ("JRH") including the stock of Ram Golf UK, Ltd., a UK corporation (the "Ram Acquisition"). The Company acquired the assets for a purchase price consisting of (i) $2,668,009 in cash, (ii) 83,007 shares of the Company's Common Stock, to be held in escrow for disposition by the escrow agent in accordance with a certain Inventory Escrow Agreement dated as of December 29, 1997 and subject to an audit of JRH to be conducted within 60 days of the Closing Date,
(iii) 100,000 shares of Common Stock to the escrow agent to be disposed in accordance with a Delivery Escrow Agreement dated as of December 29, 1997 and subject to the satisfaction of certain product delivery obligations for April 1998, (iv) 4,350 shares of Common Stock and (v) a Warrant to purchase 50,000 shares of Common Stock (the "Ram Warrant").

      The Ram Warrant entitles JRH to purchase from the Company 50,000 shares of Common Stock at a price of $6.625 per share at any time or from time to time during the period from December 29, 1997 to December 29, 2002. In settlement of certain litigation between the Company and JRH on March 2, 1999, the Company agreed to reduce the exercise price of the Ram Warrant from $6.625 per share to $5.50 per share.

      The Company also entered into a Registration Agreement with JRH pursuant to which the Company agreed to file a registration statement on Form S-3 with the Securities and Exchange Commission registering the sale of the Common Stock issued in the Ram Acquisition and use its best efforts to have the registration statement declared effective no later than June 30, 1998. Such registration statement was declared effective by the Securities and Exchange Commission on July 1, 1998. The Company has been informed that JRH sold certain of the shares of Common Stock held by it during April 1999.

      In March 1998, the Company repaid a loan to Mr. Slucker in the amount of $400,000, which bore interest at 8%. On March 10, 1999, Rudy A. Slucker, the Company's Chairman, President and Chief Executive Officer, loaned the Company $500,000, bearing interest at 8% and due upon demand once the Company has reached certain reduced levels of indebtedness under the Company's Credit Facility with First Union National Bank.

      All ongoing and any future transactions with affiliates of the Company, if any, will be on terms believed by the Company to be no less favorable than are available from unaffiliated third parties and will be approved by a majority of disinterested directors.

     PROPOSAL 2. RATIFICATION OF STOCK OPTION GRANTS TO RUDY A. SLUCKER, THE
            COMPANY'S CHAIRMAN, PRESIDENT AND CHIEF EXECUTIVE OFFICER

Terms of the Stock Option Grants

      As of April 27, 1999, the Compensation Committee of the Company approved the grant to Rudy A. Slucker, the Company's Chairman, President and Chief Executive Officer, of stock options to purchase 1,250,000 shares of Common Stock of the Company at an exercise price equal to $3.375, which was equal to the fair market value of the Common Stock on the date of grant. These options were not granted under the Company's 1996 Employee Stock Option Plan, as amended. A copy of the Stock Option Agreement between the Company and Mr. Slucker is attached as Exhibit A to this Proxy Statement. The following is a summary of the Stock Option Agreement. This summary does not purport to be complete, and is qualified in its entirety by reference to the text of the Stock Option Agreement, which is attached as Exhibit A to this Proxy Statement.

      Stockholder approval of the grant of options to Mr. Slucker is required under the Nasdaq Stock Market, Inc. Marketplace Rules.

      The options shall vest as follows:

      (i) 250,000 shares of Common Stock on the date of grant.

      (ii) an additional 250,000 shares at such point that the Common Stock of the Company exceeds $10.00 per share for 20 consecutive trading days or if the earnings per share equals $1.00 for any fiscal year;

      (iii) an additional 250,000 shares at such point that the Common Stock of the Company exceeds $13.00 per share for 20 consecutive trading days or if the earnings per share equals $1.25 for any fiscal year;

      (iv) an additional 250,000 shares at such point that the Common Stock of the Company exceeds $16.00 per share for 20 consecutive trading days or if the earnings per share equals $1.50 for any fiscal year; and

      (v) an additional 250,000 shares at such point that the Common Stock of the Company exceeds $20.00 per share for 20 consecutive trading days or if the earnings per share equals $1.75 for any fiscal year.

      The earnings and market price levels set forth above were determined by the Compensation Committee and should not be construed in any way to imply or predict any future earnings by the Company or any increase in the market price of its securities.

      All of the options granted to Mr. Slucker will vest immediately in the event there is a sale of the Company or similar transaction at a price greater than or equal to $10 per share. Options which have not vested at the time Mr. Slucker's employment is terminated (other than by reason of death, disability or termination without cause) will be canceled. The options will, to the extent not previously terminated or exercised, expire and become void on April 27, 2009.

      The Compensation Committee is currently composed of two "outside directors" as defined under Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), consisting of Jeffrey Baker and Leslie E. Goodman. During 1998 and early 1999, the Compensation Committee met four times by telephone to discuss the compensation, including the grant of stock options, to be paid to Mr. Slucker.

In addition, the Compensation Committee requested and received a report from an outside consulting firm that specializes in the analysis of executive compensation analyzing various aspects of the compensation paid to Mr. Slucker as it compares to the compensation of other executives in the sports equipment industry.

      The employment agreement between the Company and Mr. Slucker expires in December 1999. On April 27, 1999, Mr. Slucker agreed to extend the term of the employment agreement for a period of three years from the date of the Meeting, subject to stockholder ratification of the grant of stock options to Mr. Slucker at the Meeting.

      The Compensation Committee believes that the granting of options is critical to retaining the long-term services of Mr. Slucker as Chairman, President and Chief Executive Officer, which it also believes to be crucial to the future success of the Company. Mr. Slucker did not receive a bonus in 1998 for his services with the Company. The Compensation Committee believes that the grant of stock options to Mr. Slucker is an effective way to retain the future services of Mr. Slucker and, in light of his relatively moderate salary and receipt of no bonus for 1998, is an important component of the overall compensation package provided to him.

      In determining the size of Mr. Slucker's stock option grant, the Compensation Committee considered Mr. Slucker's responsibilities, experience and value to the Company and the expected future contribution of Mr. Slucker to the Company's performance. In addition, the Compensation Committee, with the help of the report of its outside consultants, examined the low outright equity position held by Mr. Slucker relative to equity positions of other chief executives in the industry in their own company stock. Furthermore, the options that were previously granted to Mr. Slucker (and that are not subject to stockholder ratification at the Meeting), are exercisable at a price that is currently above the market price of the Common Stock at April 28, 1999.

      The stock options covering an aggregate of 1,250,000 shares of Common Stock were granted to Mr. Slucker at $3.375 per share, the fair market value of the Common Stock of the Company on the date of the grant. Thus, the value of a stockholder's investment in the Company must appreciate before Mr. Slucker receives any financial benefit from the options. Most significantly, 1,000,000 of the options vest only if the Company meets certain earnings or stock price targets that are significantly greater than the current levels of Company earnings and stock price. The Compensation Committee believes that the grant of stock options in this manner provides an incentive for Mr. Slucker to maximize stockholder value by directly linking a substantial portion of Mr. Slucker's compensation to the achievement of significantly higher earnings and share price for the Company. Thus, the grant of these options to Mr. Slucker provides him with a strong economic interest in working towards the future success of the Company and maximizing stock price appreciation for the Company and its stockholders.

      There are, however, certain potential adverse effects to the Company that could result from the grant of these options to Mr. Slucker. First, because all of Mr. Slucker's options would vest in the event of a sale of the Company for consideration greater than or equal to $10 per share, Mr. Slucker might have an incentive to negotiate for a sale of the Company, even if it might not be in the Company's best long-term interests, thus creating a conflict of interest for Mr. Slucker. Second, in the event that the Company attains any of the earnings thresholds or the Common Stock meets certain market prices, the vesting of any or all of the additional 1,000,000 options would be deemed additional compensation expense of the Company. Accordingly, the Company may, during the periods that any such options vest, recognize a charge to earnings, which could reduce or eliminate earnings, if any, at such times. Although the amount of compensation expense recognized by the Company in such a situation would not affect the Company's total stockholders' equity, it could result in a reduction of the market price of the Common Stock of the Company. Third, once vested, the exercise by Mr. Slucker of the options could cause significant dilution to existing stockholders.

      After consideration of the positive and possible adverse consequences of granting the options to Mr. Slucker, through numerous internal discussions and after reviewing internally and externally generated information on executive compensation, the Compensation Committee determined that it is in the Company's best interests, both in the near and long-term future, to grant the stock options to Mr. Slucker.

Federal Income Tax Consequences

      The following is intended only as a brief summary of the federal income tax rules relevant to the grant of the options to Mr. Slucker. These rules are highly technical and subject to change in the future.

      Tax Consequences to the Company. Recent changes in tax law limit the amount that a corporation can deduct for compensation to any "covered employee."
Section 162(m) of the Code generally disallows the deduction of compensation income in excess of $1.0 million in any taxable year beginning on or after January 1, 1994. If Mr. Slucker were still a "covered employee," meaning either the Chief Executive Officer or one of the other four most highly compensated employees of the Company whose compensation is required to be disclosed under the Securities Exchange Act of 1934, as amended, and he were to exercise his options or otherwise accrue more than $1.0 million in compensation in any given taxable year (irrespective of when such compensation was earned, e.g., when such options were granted), the Company would not be allowed to deduct that portion of Mr. Slucker's otherwise deductible compensation that exceeded $1.0 million.
Section 162(m) does not apply, however, to compensation that meets the following four criteria: (i) the compensation is based solely on the attainment of performance goals; (ii) the performance goals are determined by a Compensation Committee of the Board of Directors comprised of two or more outside directors;
(iii) the material terms of the compensation are disclosed to stockholders and approved by a majority vote of stockholders; and (iv) certification by the Compensation Committee that the performance goals have been met. Stock options are automatically treated as based on the attainment of performance goals and are not subject to certification by the Compensation Committee if the exercise price of the options is not less than the fair market value of the underlying stock at the time the options were granted. Thus, since the options were granted by the Compensation Committee of the Board of Directors of the Company comprised solely of outside directors, upon stockholder approval of this proposal, Mr. Slucker will be able to exercise his options once vested, and the Company will be able to deduct the compensation income attributable to Mr. Slucker upon such an exercise.

      Tax Consequences to Mr. Slucker. The options granted to Mr. Slucker by the Compensation Committee are classified as non-qualified options ("NQOs") under the Code. Under the Code, an optionee does not recognize any taxable income, and the Company is not entitled to a deduction, upon the grant of an NQO. Upon the exercise of an NQO, Mr. Slucker will recognize ordinary compensation income (subject to wage and employment tax withholding) equal to the excess of the fair market value of the shares acquired over the option exercise price. The amount of such excess is generally determined by reference to the fair market value of the Company's Common Stock on the date of exercise. However, because Mr. Slucker is subject to six month short-swing profit liability under Section 16(b) of the Securities Exchange Act of 1934, as amended (typically, officers, directors and major stockholders of a corporation), such excess will be determined by using the fair market value on the later of the date of exercise or the date six months after the date of grant unless Mr. Slucker elects to be taxed based on the fair market value of the Company's Common Stock on the date of exercise by filing an appropriate election pursuant to Section 83(b) of the Code with the Internal Revenue Service within 30 days after the exercise date. Mr. Slucker's basis in the stock received is equal to such stock's fair market value on the date of exercise (or on the date six months after the date of grant). The Company is entitled to a deduction equal to the compensation taxable to Mr. Slucker.

      If Mr. Slucker sells shares acquired pursuant to the exercise of the options, he will recognize capital gain or loss equal to the difference between the selling price of the shares and his basis in the shares.

Such capital gain or loss is long- or short-term depending on whether he has held the shares for more than one year. If Mr. Slucker does not make the election described above, any such capital gain will be long term only if the stock has been held for more than one year after the later of the exercise date or the date six months after the date of grant. The Company is not entitled to any deduction with respect to any capital gain recognized by Mr. Slucker.

      Capital losses on the sale of such shares may be used to offset capital gains. The net long-term capital gain of an individual taxpayer is subject to a maximum tax rate of 28%. If capital losses exceed capital gains, then up to $3,000 of the excess losses may be deducted from ordinary income. Remaining capital losses may be carried forward to future tax years.

The Board of Directors recommends a vote "FOR" the ratification of the grant of stock options to purchase 1,250,000 shares of Common Stock to Rudy A. Slucker, the Company's Chairman, President and Chief Executive Officer.

    PROPOSAL 3. APPROVAL OF AMENDMENT TO THE 1996 EMPLOYEE STOCK OPTION PLAN

      At the Meeting, the holders of the Common Stock will be asked to vote upon a proposal to approve an amendment to the 1996 Employee Stock Option Plan (the "Plan") to increase by 350,000 the number of shares of Common Stock for which options may be granted thereunder from 450,000 shares to 800,000 shares. The Plan, as proposed to be amended, is attached as Exhibit B to this Proxy Statement.

Reasons For The Proposal

      Under the Plan as currently in effect, options for up to 450,000 shares of the Common Stock may be granted. The Board of Directors has determined that it is advisable to continue to provide stock-based incentive compensation to the Company's officers and employees, thereby continuing to align the interests of such employees with those of stockholders, and that awards under the Plan are an effective means of providing such compensation. In order to effectuate the grant of the options by the Board of Directors and to continue to grant stock-based incentive compensation in the future, it is necessary to increase the number of shares of Common Stock available for grant under the Plan.

Description Of The Plan And The Proposed Amendments

      The following is a summary of the Plan and the proposed amendments to it under Proposal 3. This summary does not purport to be complete, and is qualified in its entirety by reference to the text of the Plan, which is attached as Exhibit B to this Proxy Statement.

Purpose. The purpose of the Plan is to provide an additional incentive to directors, key employees, independent contractors, agents and consultants of the Company or any of its subsidiaries to aid in attracting and retaining directors, employees, independent contractors, agents and consultants of outstanding ability, and to align their interests with those of stockholders. The Plan presently authorizes the granting of options of up to 450,000 shares of Common Stock ("Options"), and if Proposal 3 is approved, up to an additional 350,000 shares of Common Stock, subject to adjustment in the event of mergers, consolidations, reorganizations, recapitalizations, stock dividends, stock splits or other change in the corporate structure or capitalization affecting the Company's issued Common Stock. The Board of Directors believes it is beneficial to increase the number of shares subject to the Plan to make additional shares available, subject to the discretion of the Board of Directors, to key employees, independent contractors, agents and consultants of the Company or any of its subsidiaries.

Administration. If amended by Proposal 3, the Plan will be administered by either the full Board of Directors, the Compensation Committee or such other committee as may be designated by the Board of

Directors (the "Committee"). In administering the Plan, the Committee has the power to interpret its provisions and to prescribe, amend, and rescind rules and regulations for its administration, to select individuals to receive grants, to determine the terms and provisions of grants of options and to make all other determinations necessary or advisable for administration of the Plan.

Option Grants. The Plan provides for the granting of both incentive stock options (an "ISO") and nonqualified stock options (a "NQO"). NQO's may be issued to any employee or officer of the Company or its subsidiaries, or any other person who is an independent contractor, agent or consultant of the Company or its subsidiaries but not any director of the Company who is not an employee of the Company. ISO's may be issued to employees and officers of the Company and its subsidiaries, but not to any director, independent contractor, agent or consultant. The Committee also determines the times at which options become exercisable, their transferability and the dates, not more than ten years after the date of grant, on which options will expire. The fair market value of the stock with respect to which ISO's under the Plan or any other plan of the Company first become exercisable may not exceed $100,000 in any year. The option price of an ISO is to be at least 100% of the fair market value on the date of grant (110% in the case of optionees holding more than ten percent of the combined voting power of all classes of stock of the Company). The Plan, however, permits the Committee to grant NQO's at any exercise price consistent with the purposes of the Plan, whether or not such exercise price is equal to the fair market value of the stock on the date of grant of the NQO. NQO's with an exercise price of less than fair market value on the date of grant will not qualify as performance-based compensation under Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code") and so any compensation expense generated by the exercise of such an option would not be deductible by the Company if the optionee is a "covered employee" who is paid compensation from the Company in an amount in excess of $1,000,000 in the year of exercise.

      Options may be exercised by the payment of the exercise price in cash, by check or by delivery of full shares of Common Stock, or a combination thereof. The Committee may make a loan for the purpose of exercising any option granted under the Plan to an optionee in an amount not to exceed 100% of the purchase price of the shares acquired upon exercise of the options. The loan must be secured by a pledge of shares of the Company having an aggregate purchase price equal to or greater than the amount of the loan.

      As of April 28, 1999, options to acquire 2,594,048 shares of Common Stock had been granted to officers, directors and employees of the Company and to consultants and professional athletes who perform consulting and other promotional services for the Company. Of such shares, 553,300 shares of Common Stock had been granted under the Plan (103,300 of which are subject to the approval by the stockholders of an amendment to the Plan at the Meeting) and 2,040,748 were granted outside of the Plan (1,250,000 of which have been granted to Rudy A. Slucker, the Company's Chairman, President and Chief Executive Officer and are subject to approval at the Meeting by the stockholders). As of April 28, 1999, the Company has awarded or granted options under the Plan to approximately 268 persons. The following persons and groups have received certain of these options: Rudy A. Slucker: 1,750,000 (1,250,000 of which are subject to stockholder approval at the Meeting); John Zeravica: 39,000; Joseph
A. Cioni: 27,000; all current executive officers as a group: 1,816,000; all current directors who are not executive officers as a group: 60,000; and all employees who are not executive officers as a group: 427,300. On March 21, 1997, options to purchase 15,000 shares of Common Stock for $4.75 per share were granted to each of Fred K. Hochman, Leslie E. Goodman, Jeffrey Baker and Bruce
H. Nagel, directors of the Company, which options vest one-third six months from the date of grant and one-third per year for the next two years if they are serving on the Board of Directors at such time. Such options expire five years from the date of grant.

     The Company has granted five-year options to acquire an aggregate of 93,748 shares of Common Stock to touring golf professionals and other professional athletes who perform consulting and other promotional services for the Company, all of which have been granted outside of the Plan. Under the promotional agreements with the Company's golf professionals, the Company may be required to grant additional stock options if the professional satisfies certain conditions such as winning a golf tournament. If the Company's professionals win a large number of tournaments, the number of additional options granted could be substantial. The Committee has not made any determination with respect to grants of options to employees in the future. The Company has three executive officers and approximately 230 employees who are not executive officers who could potentially qualify for grants of options under the Plan as proposed to be amended.

Termination of Employment. Unless otherwise provided by the Committee, the following rules apply to all options granted under the Plan. Options granted under the Plan expire immediately if an employee is terminated for cause. If termination of employment is voluntary or involuntary, options granted expire after a three month period. In the event of an employee's death within such three-month period, the employee's estate may exercise the option for the number of shares for which it is exercisable at the date of termination, for three years after death but in no event beyond the expiration dates of the option. An option outstanding at the time an employee retires under a Company retirement plan or becomes disabled is exercisable within one year of termination in the case of an ISO and in the case of a NQO may be exercisable at any time to the extent that the optionee was otherwise entitled to exercise it at the time of such cessation of employment with the Company or a subsidiary thereof, but in no event after the expiration of the option period. If an employee dies, whether before or after such retirement or disability, the employee's estate may exercise the option exercisable at the date of termination of employment for up to three years after death (one year in the case of voluntary termination of employment), but in no event beyond the expiration dates of the option.

Income Tax Consequences. Under present law the federal income tax treatment of stock options under the Plan is generally as follows:

Incentive Stock Options. For regular income tax purposes, an optionee will not realize taxable income upon either the grant of an ISO or its exercise if the optionee has been an employee of the Company or a subsidiary at all times from the date of grant to a date not more than three months before the date of exercise. The difference between the fair market value of the stock at the date of exercise and the exercise price of an ISO, however, will be treated as an item of tax preference in the year of exercise for purposes of the alternative minimum tax.

      If the shares acquired upon an exercise of an ISO are not disposed of by the optionee within two years from the date of grant or within one year from the date of exercise, any gain realized upon a subsequent sale of the shares will be taxable as a capital gain. In that case, the Company will not be entitled to a deduction in connection with the grant or the exercise of the ISO or the subsequent disposition of the shares by the optionee. The amount of gain or loss realized upon such a sale or other disposition will be measured by the difference between the amount realized and the earlier exercise price of the ISO (the optionee's basis in the stock).

      If the optionee disposes of the shares within two years from the date of grant of the ISO or within one year from the date of exercise of the ISO, the optionee will realize ordinary income in an amount equal to the excess of the fair market value of the shares at the date of exercise (or the amount realized on disposition, if less) over the option price, and the Company will be allowed a corresponding deduction. If the amount realized on the disposition exceeds the fair market value of the shares at the date of exercise the gain on disposition in excess of the amount treated as ordinary income will be treated as a capital gain. Any such capital gain will be a mid-term capital gain if the optionee holds the shares for more than one year, but not more than 18 months, from the date of exercise. If the optionee holds the shares for more than 18 months from the date of exercise, any such gain will be a long-term capital gain.

Nonqualified Stock Options. An optionee will not realize income upon the grant of a nonqualified option. Upon the exercise of a nonqualified option, an optionee will be required to recognize ordinary income in an amount equal to the excess of the fair market value at the date of exercise of the NQO over the option price. Any compensation includable in the gross income of an employee with respect to a NQO will be subject to appropriate federal income and employment taxes. The Company will be entitled to a business expense deduction in the same amount and at the same time as when the optionee recognizes compensation income. Upon a subsequent sale of the stock, any amount realized in excess of such fair market value will constitute a capital gain. Any such capital gain will be a mid-term capital gain if the optionee holds the shares for more than one year, but not more than 18 months, from the date of exercise. If the optionee holds the shares for more than 18 months from the date of exercise, any such gain will be a long-term capital gain.

      The foregoing discussion does not purport to be a complete analysis of all the potential tax consequences relevant to recipients of options or to the Company or its subsidiaries. The above discussion does not take into account the effect of state and local tax laws. Moreover, no assurance can be given that legislative, administrative, regulatory or judicial changes or interpretations will not occur which could modify such analysis. In addition, an individual's particular tax status and his other tax attributes may result in different tax consequences from those described above. Therefore, any participant in the Plan should consult with his own tax adviser concerning the tax consequences of the grant, exercise and surrender of such options and the disposition of any stock acquired pursuant to the exercise of such options.

Amendments. The Board of Directors may amend the Plan at any time, but may not, without prior stockholder approval, increase the aggregate number of shares that may be issued thereunder; materially increase the benefits to participants or materially modify the requirements as to eligibility for participation in the Plan.

Termination. The Plan terminates by its terms on October 17, 2006.

Vote Required. The affirmative vote of a majority of the outstanding shares of Common Stock voted in person or by proxy at the Meeting is required for approval of the amendment to the Plan to increase the number of options which may be issued under the Plan to 800,000.

The Board of Directors recommends a vote "FOR" the amendment to the Plan.

            PROPOSAL 4. RATIFICATION AND APPROVAL OF THE APPOINTMENT
                             OF INDEPENDENT AUDITORS

      The Company, subject to stockholder ratification, has selected Ernst & Young LLP to serve as its independent auditors for the fiscal year ending December 31, 1999. If the stockholders do not ratify the appointment of Ernst & Young LLP, the Company may reconsider its selection. A representative of Ernst & Young LLP is expected to be present at the Meeting to respond to appropriate questions and will be given the opportunity to make a statement if he or she desires to do so.

      Rothstein, Kass & Company, P.C. ("Rothstein Kass") were the predecessor principal accountants for the Company. The Company dismissed Rothstein Kass as auditors of the Company effective as of February 27, 1998 (the "Effective Date of Dismissal"). Rothstein Kass' report on the Company's financial statements as of December 31, 1995 was initially qualified as to uncertainty regarding the Company's ability to continue as a going concern. In reissuing such report in connection with the December 31, 1996 audit, the qualification was removed and the report contained no adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principles. The decision to change accountants was ratified by the Audit Committee of the Company's Board of Directors. During the two most recent fiscal years prior to the Effective Date of Dismissal and all subsequent interim periods preceding the date hereof, there were no disagreements between the Company and Rothstein Kass on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Rothstein Kass, would have caused Rothstein Kass to make reference to the subject matter of disagreement in connection with Rothstein Kass' reports.

      Effective February 27, 1998 (the "Effective Date of Engagement"), the Company engaged Ernst & Young LLP ("E&Y") as its principal accountants. E&Y's report on the Company's financial statements as of December 31, 1998 has been qualified as to uncertainty regarding the Company's ability to continue as a going concern. During the two most recent fiscal years prior to the Effective Date of Engagement and all subsequent interim periods preceding the date hereof, the Company has not consulted E&Y regarding any matters or events as set forth in Item 304(a)(2) of Regulation S-B.

      The affirmative vote of the holders of a majority of the shares of Common Stock of the Company present, in person or by proxy, and entitled to vote at the Meeting is required for the ratification and approval of the appointment of auditors.

The Board of Directors recommends a vote "FOR" ratification and approval of the appointment of Ernst & Young LLP as independent auditors.

Stockholder Proposals For Next Annual Meeting

      Any stockholder proposals intended to be presented at the Company's next annual meeting of stockholders must be received by the Company at its offices at 1080 Lousons Road, Union, New Jersey 07083, on or before January 27, 2000, for consideration for inclusion in the proxy material for such annual meeting of stockholders.

Expenses Of Solicitation

      The cost of the solicitation of proxies will be borne by the Company. In addition to the use of the mails, proxies may be solicited by regular employees of the Company, either personally or by telephone or telegraph. The Company does not expect to pay any compensation for the solicitation of proxies, but may reimburse brokers and other persons holding shares in their names or in the names of nominees for expenses in sending proxy material to beneficial owners and obtaining proxies of such owners.

Other Matters

      The Board of Directors does not intend to bring any matters before the Meeting other than as stated in this Proxy Statement, and is not aware that any other matters will be presented for action at the Meeting. If any other matters come before the Meeting, the persons named in the enclosed form of proxy will vote the proxy with respect thereto in accordance with their best judgment, pursuant to the discretionary authority granted by the proxy. Whether or not you plan to attend the Meeting in person, please complete, sign, date and return the enclosed proxy card promptly.

                                          By Order of the Board of Directors


                                          Joseph A. Cioni
                                          Secretary

Dated:  May 27, 1999

                                    EXHIBIT A

                             STOCK OPTION AGREEMENT

      STOCK OPTION AGREEMENT dated as of April 27, 1999 between TEARDROP GOLF COMPANY, a Delaware corporation (the "Company") and RUDY A. SLUCKER (hereinafter referred to as the "Optionee").

                              W I T N E S S E T H:

      WHEREAS, the Company proposes to issue stock options (the "Options") to Optionee to purchase 1,250,000 shares (the "Shares") of Common Stock of the Company, $.01 par value per share (the "Common Stock") in accordance with the vesting schedules and subject to the conditions set forth herein; and

      NOW, THEREFORE, in consideration of the agreements herein set forth and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

      1. Grant. The Optionee is hereby granted the right to purchase, at any time from April 27, 1999 until April 27, 2009 at 5:00 p.m., New York time (the "Option Exercise Term"), 1,250,000 Shares at an initial exercise price (subject to adjustment as provided in Article 7 hereof) of $3.375 per Share.

            a. Vesting Schedule. The option shall vest to the extent of:

      (i) 250,000 shares of Common Stock on the date of grant.

      (ii) An additional 250,000 shares at such point that the closing price of the Common Stock of the Company exceeds $10.00 per share for 20 consecutive trading days or if the earnings per share equals $1.00 for any fiscal year;

      (iii) An additional 250,000 shares at such point that the closing price of the Common Stock of the Company exceeds $13.00 per share for 20 consecutive trading days or if the earnings per share equals $1.25 for any fiscal year;

      (iv) An additional 250,000 shares at such point that the closing price of the Common Stock of the Company exceeds $16.00 per share for 20 consecutive trading days or if the earnings per share equals $1.50 for any fiscal year; and

      (v) An additional 250,000 shares at such point that the closing price of the Common Stock of the Company exceeds $20.00 per share for 20 consecutive trading days or if the earnings per share equals $1.75 for any fiscal year.

      If any of the above conditions are not satisfied by the end of the term of this agreement, then this option shall expire with respect to any non-vested shares of Common Stock.

            b. Acceleration of Vesting on Change of Control. In the event of a Change of Control as hereinafter defined, pursuant to which the value of the consideration (determined by the Board of Directors of the Company) received by the shareholders of the Company is at least $10.00 per share, the option shall vest in its entirety immediately upon the consummation of the transaction that results in the Change of Control. For the purposes hereof, "Change of Control" shall mean a change in ownership or managerial control of the stock, assets or business of the Company resulting from one
      (1) or more of the following circumstances:

                  (i) A change of control in ownership of the Company through a transaction or series of transactions, such that any person is or becomes the beneficial owner, directly or indirectly, of securities of the Company representing fifty percent (50%) plus one share or more of the combined voting power of the Company's then outstanding securities; or

                  (ii) A change in ownership of the shares of the Company,
            through a transaction or series of transactions, such that any person not presently an owner of securities of the Company as of the effective date hereof becomes the beneficial owner, directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the combined voting power of the Company's then outstanding securities; or

                  (iii) any consolidation or merger of the Company in which the
            Company is not the continuing or surviving corporation or pursuant to which shares of the Company stock would be converted into cash, securities or other property; or

                  (iv) The shareholders of the Company approve any plan or
            proposal for the liquidation or dissolution of the Company; or

                  (v) During any period of two (2) consecutive years,
            individuals who, at the beginning of such period, constituted the Board of Directors of the Company cease, for any reason, to constitute at least a majority thereof, unless the election or nomination for election of each new director was approved by the vote of at least two-thirds (2/3) of the directors then still in office who were directors at the beginning of the period; or

                  (vi) The voluntary or involuntary filing of a petition for reorganization or dissolution of the Company under the United States federal bankruptcy laws, which petition shall not be dismissed within thirty (30) days after the date of filing of said petition.

The terms "beneficial owner" shall have the same meaning as given to that term in Rule 13d-3 of the General Rules and Regulations of the Securities Exchange Act of 1934 (the "Act"), and "person" shall mean any individual, partnership, joint venture, association, trust, corporation or other entity (including a "group" as defined in Section 13(d)(3) of the Act) other than an employee benefit plan of the Company or any entity organized, appointed or established pursuant to the terms of any such benefit plan.

      2. Option Certificate. An option certificate (the "Option Certificate") shall be delivered to Optionee pursuant to this Agreement in the form set forth in Exhibit A attached hereto and made a part hereof, with such appropriate insertions, omissions, substitutions and other variations as required or permitted by this Agreement.

      3. Exercise of Options. The Options are exercisable at a price of $3.375 per share of Common Stock payable in cash or by certified check to the order of the Company, subject to adjustment as provided in Article 7 hereof. Upon surrender of the Option Certificate with the Form of Election, attached hereto as Exhibit B, duly executed, together with payment of the Exercise Price (as hereinafter defined) for the Shares at the Company's principal executive offices, the registered holder of the Option Certificate ("Holder") shall be entitled to receive a certificate or certificates for the Shares so purchased. The purchase rights represented by each Option Certificate are exercisable at the option of the Holder hereof, in whole or in part (but not as to fractional Shares). In the case of the purchase of less than all the Shares, the Company shall cancel said Option Certificate upon the surrender thereof and shall execute and deliver a new Option Certificate of like tenor for the balance of the Shares.

      4. Issuance of Certificates. Upon the exercise of the Options, the issuance of certificates for the Shares purchased shall be made forthwith (and in any event within three business days thereafter) without charge to the Holder thereof including, and such certificates shall (subject to the provisions of Article 5 hereof) be issued in the name of, or in such names as may be directed by, the Holder thereof; provided, however, that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any such certificates and the Company shall not be required to issue or deliver such certificates unless or until the person or persons requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

            The Option Certificate and the certificates representing the Shares shall be executed on behalf of the Company by the manual or facsimile signature of the present or any future Chairman or Vice Chairman of the Board of Directors or President or Vice President of the Company under its corporate seal reproduced thereon, attested to by the manual or facsimile signature of the present or any future Secretary or Assistant Secretary of the Company.

            Upon exercise, in part or in whole, of the Options, certificates representing the Shares purchased (collectively, the "Option Securities"), shall bear a legend substantially similar to the following:

            "The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended (the "Act"), and may not be offered or sold except (i) pursuant to an effective registration statement under the Act, (ii) to the extent applicable, pursuant to Rule 144 under the Act (or any similar rule under such Act relating to the disposition of securities), or (iii) upon the delivery by the holder to the Company of an opinion of counsel, reasonably satisfactory to counsel to the Company, stating that an exemption from registration under such Act is available."

      5. Restriction on Transfer of Options. The Holder of the Option Certificate, by its acceptance thereof, covenants and agrees that the Options are being acquired as an investment and not with a view to the distribution thereof.

      6. Price.

            6.1. Initial and Adjusted Exercise Price. The initial exercise price of each Option shall be $3.375 per Share. The adjusted exercise price shall be the price which shall result from time to time from any and all adjustments of the initial exercise price in accordance with the provisions of Article 7 hereof.

            6.2. Exercise Price. The term "Exercise Price" herein shall mean the initial exercise price or the adjusted exercise price, depending upon the context.

      7. Adjustments of Exercise Price and Number of Securities. The following adjustments apply to the Exercise Price of the Options with respect to the Shares and the number of Shares purchasable upon exercise of the Options. In the event the Exercise Price per Share and/or the number of Shares so purchasable is adjusted, then the Exercise Price of the Options shall be adjusted in the same proportion.

            7.1. Computation of Adjusted Price. In case the Company shall at any time after the date hereof pay a dividend in shares of Common Stock or make a distribution in shares of Common Stock, then upon such dividend or distribution the Exercise Price in effect immediately prior to such dividend or distribution shall forthwith be reduced to a price determined by dividing:

                  (a) an amount equal to the total number of shares of Common Stock outstanding immediately prior to such dividend or distribution multiplied by the Exercise Price in effect immediately prior to such dividend or distribution, by

                  (b) the total number of shares of Common Stock outstanding immediately after such issuance or sale.

                  For the purposes of any computation to be made in accordance with the provisions of this Section 7.1, the Common Stock issuable by way of dividend or other distribution on any stock of the Company shall be deemed to have been issued immediately after the opening of business on the date following the date fixed for the determination of stockholders entitled to receive such dividend or other distribution.

            7.2. Subdivision and Combination. In case the Company shall at any time subdivide or combine the outstanding shares of Common Stock, the Exercise Price shall forthwith be proportionately decreased in the case of subdivision or increased in the case of combination.

            7.3. Adjustment in Number of Securities. Upon each adjustment of the Exercise Price pursuant to the provisions of this Article 7, the number of Shares issuable upon the exercise of each Option shall be adjusted to the nearest full number by multiplying a number equal to the Exercise Price in effect immediately prior to such adjustment by the number of Shares issuable upon exercise of the Options immediately prior to such adjustment and dividing the product so obtained by the adjusted Exercise Price.

            7.4. Reclassification, Consolidation, Merger, etc. In case of any reclassification or change of the outstanding shares of Common Stock (other than a change in par value to no par value, or from no par value to par value, or as a result of a subdivision or combination), or in the case of any consolidation of the Company with, or merger of the Company into, another corporation (other than a consolidation or merger in which the Company is the surviving corporation and which does not result in any reclassification or change of the outstanding shares of Common Stock, except a change as a result of a subdivision or combination of such shares or a change in par value, as aforesaid), or in the case of a sale or conveyance to another corporation of the property of the Company as an entirety, the Holder shall thereafter have the right to purchase the kind and number of shares of stock and other securities and property receivable upon such reclassification, change, consolidation, merger, sale or conveyance as if the Holder were the owners of the Shares immediately prior to any such events, at a price equal to the product of (x) the number of shares of Common Stock issuable upon exercise of the Holder's Options and (y) the Exercise Price in effect immediately prior to the record date for such reclassification, change, consolidation, merger, sale or conveyance as if such Holder had exercised the Options.

            7.5. Determination of Outstanding Shares of Common Stock. The number of shares of Common Stock at any one time outstanding shall include the aggregate number of shares issued or issuable upon the exercise of options, rights and upon the conversion or exchange of convertible or exchangeable securities.

      8. Replacement of Option Certificates. Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of any Option Certificate, and, in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it, and reimbursement to the Company of all reasonable expenses incidental thereto, and upon surrender and cancellation of the Option, if mutilated, the Company will make and deliver a new Option Certificate of like tenor, in lieu thereof.

      9. Elimination of Fractional Interests.

            The Company shall not be required to issue certificates representing fractions of Shares upon the exercise of the Option, nor shall it be required to issue scrip or pay cash in lieu of fractional interests, it being the intent of the parties that all fractional interests shall be eliminated by rounding any fraction up to the nearest whole number of Shares.

      10. Reservation of Securities.

            The Company shall at all times reserve and keep available out of its authorized shares of Common Stock, solely for the purpose of issuance upon the exercise of the Option, such number of shares of Common Stock as shall be issuable upon the exercise thereof. The Company covenants and agrees that, upon exercise of the Options and payment of the Exercise Price therefor, all Shares issuable upon such exercise shall be duly and validly issued, fully paid, non-assessable and not subject to the preemptive rights of any shareholder.

      11. Approval of Stockholders.

            The grant hereunder shall be contingent upon the receipt by the Company of approval of the grant of this option by the stockholders of the Company to be solicited at the next Annual Meeting of Stockholders to be held by the Company.

      12. Rights of Option Holder.

            Nothing contained in this Agreement shall be construed as conferring upon the Holder the right to vote or to consent or to receive notice as a shareholder in respect of any meetings of shareholders for the election of directors or any other matter, or as having any rights whatsoever as a shareholder of the Company.

      13. Notices.

            All notices, requests, consents and other communications hereunder shall be in writing and shall be deemed to have been duly made when delivered, or mailed by registered or certified mail, return receipt requested:

            (a) If to Optionee, to the address of the Optionee as shown on the books of the Company; or

            (b) If to the Company, to the address of the Company's principal executive officers or such address as the Company may designate.

      14. Supplements and Amendments.

            The Company and the Optionee may from time to time supplement or amend this Option Agreement without the approval of any Holder of the Option Certificate in order to cure any ambiguity, to correct or supplement any provision contained herein which may be defective or inconsistent with any provisions herein, or to make any other provisions in regard to matters or questions arising hereunder which the Company and the Optionee may deem necessary or desirable and which the Company and the Optionee deem not to adversely affect the interests of the Holder of the Option Certificate.

      15. Successors.

            All the covenants and provisions of this Agreement by or for the benefit of the Company and the Optionee inure to the benefit of their respective successors and assigns hereunder.

      16. Governing Law.

            This Agreement and each Option Certificate issued hereunder shall be deemed to be a contract made under the laws of the State of Delaware and for all purposes shall be construed in accordance with the laws of said State.

      17. Counterparts.

            This Agreement may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and such counterparts shall together constitute but one and the same instrument.

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed, as of the day and year first above written.

                              TEARDROP GOLF COMPANY

                              By:__________________________________
                              Name:
                              Title:


                              OPTIONEE

                              _____________________________________
                              Rudy A. Slucker

                                    EXHIBIT A

                                                                  _______ Shares

      THE SECURITIES ISSUABLE UPON EXERCISE OF STOCK OPTIONS ISSUED PURSUANT TO THE STOCK OPTION AGREEMENT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND MAY NOT BE OFFERED OR SOLD EXCEPT (i) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT, (ii) TO THE EXTENT APPLICABLE, PURSUANT TO RULE 144 UNDER SUCH ACT (OR ANY SIMILAR RULE UNDER SUCH ACT RELATING TO THE DISPOSITION OF SECURITIES), OR (iii) UPON THE DELIVERY BY THE HOLDER TO THE COMPANY OF AN OPINION OF COUNSEL, REASONABLY SATISFACTORY TO COUNSEL FOR THE COMPANY, STATING THAT AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT IS AVAILABLE.

                              TEARDROP GOLF COMPANY

                            Stock Option Certificate

      TearDrop Golf Company (the "Company"), a Delaware Corporation, hereby grants to the person named below an option to purchase shares of Common Stock, par value $.01 per share, of the Company (the "Option") under and subject to the Stock Option Agreement between the Company and ______________ (the "Agreement") exercisable on the following terms and conditions and those set forth in connection with this certificate:

      Name of Optionee:_________________________________________________________
               Address:_________________________________________________________
                       _________________________________________________________
   Social Security No:._________________________________________________________
      Number of Shares:_________________________________________________________
          Option Price:_________________________________________________________
         Date of Grant:_________________________________________________________

                         Exercisability Schedule

                                                  Exercise Period
                                                  ---------------

Number of Shares Subject to Option      Commencement Date    Expiration Date
----------------------------------      -----------------    ---------------

      The Option shall not be treated as an Incentive Stock Option under section 422 of the Internal Revenue Code of 1986, as amended. By acceptance of this Option, the Optionee agrees to the terms and conditions hereof.

                              TEARDROP GOLF COMPANY

                        Stock Option Terms And Conditions

      1. Agreement Incorporated by Reference. This Option is issued pursuant to the terms of the Stock Option Agreement (the "Agreement) between TearDrop Golf Company, a Delaware corporation (the "Company) and Rudy A. Slucker. Capitalized terms used and not otherwise defined in this certificate have the meanings given to them in the Agreement. This certificate does not set forth all of the terms and conditions of the Agreement, which are incorporated herein by reference.

      2. Option Price. The price to be paid for each share of Common Stock issued upon exercise of the whole or any part of this Option is the Option Price set forth on the face of this certificate.

      3. Exercisability Schedule. This Option may be exercised at any time and from time to time for the number of shares and in accordance with the Agreement. This Option may not be exercised as to any shares after the Expiration Date.

      4. Method of Exercise. To exercise this Option, the Optionholder shall deliver written notice of exercise to the President of the Company specifying the number of shares with respect to which the Option is being exercised accompanied by payment of the Option Price for such shares in cash or by certified check. Promptly following such notice, the Company will deliver to the Optionee a certificate representing the number of shares with respect to which the Option is being exercised.

      5. Rights as a Stockholder. The Optionee shall not have any rights as a stockholder of the Company in respect of shares as to which the Option shall not have been exercised and payment made as provided above.

      6. Recapitalization, Mergers, Etc. As provided in the Agreement, in the event of certain corporate transactions affecting the Company's outstanding Common Stock, the number and kind of shares subject to this Option and the exercise price hereunder Committee shall be adjusted.

      7. Compliance with Securities Laws. It shall be a condition to the Optionee's right to purchase shares of Common Stock hereunder that the Company may, in its discretion, require (a) in the opinion of counsel for the Company, the proposed purchase shall be exempt from registration under that Act and the Optionee shall have made such undertakings and agreements with the Company as the Company may reasonably require, and (b) that such other steps, if any, as counsel for the Company shall consider necessary to comply with any law applicable to the issue of such shares by the Company shall have been taken by the Company or the Optionee, or both. The certificates representing the shares purchased under this Option may contain such legends as counsel for the Company shall consider necessary to comply with any applicable law.

      8. Payment of Taxes. The Optionee shall pay to the Company, or make provision satisfactory to the Company for payment of, any taxes required by law with respect to the exercise of this Option.

                                        TEARDROP GOLF COMPANY


                                        By:___________________________

ACCEPTED:

______________________________

                                    EXHIBIT B

                          FORM OF ELECTION TO PURCHASE

            The undersigned hereby irrevocably elects to exercise the right, represented by this Option Certificate, to purchase _________ Shares of Common Stock and herewith tenders in payment for such securities, cash or a certified or official bank check payable to the order of TearDrop Golf Company in the amount of $_____________, all in accordance with the terms of that Stock Option Agreement dated as of ____________. The undersigned requests that a certificate for such securities be registered in the name of _________________________, whose address is _________________________________.

Date:                               Signature:________________________________ *

                                          ____________________________________
                                          (Insert Social Security or Other
                                          Identifying Number of Holder)

                                    * Signature must conform in all respects to name of holder as specified on the face of the Option Certificate.

                                  EXHIBIT B(1)

                              TEARDROP GOLF COMPANY

                             1996 STOCK OPTION PLAN

SECTION 1. PURPOSE

      The purpose of the TearDrop Golf Company Stock Option Plan (the "Plan") is to provide an additional incentive to directors, key employees, independent contractors, agents and consultants of TearDrop Golf Company (the "Company") to aid in attracting and retaining directors, employees, independent contractors, agents and consultants of outstanding ability, and to align their interests with those of shareholders.

SECTION 2. DEFINITIONS

      Unless the context clearly indicates otherwise, the following terms, when used in this Plan, shall have the meanings set forth in this Section 2.

      (a) "Board" shall mean the Board of Directors of the Company.

      (b) "Code" shall mean the Internal Revenue Code of 1986 and the rules and regulations thereunder, as it or they may be amended from time to time.

      (c) "Committee" shall mean the full Board, Compensation Committee of the Board or such other committee as may be designated by the Board. If less than the full Board, the Committee shall consist of two or more members of the Board who are not eligible to participate in the Plan, and who otherwise are "non-employee directors" under Rule 16b-3.

      (d) "Date of Exercise" shall mean the earlier of the date on which written notice of exercise, together with payment in full, is received at the office of the Secretary of the Company or the date on which such notice and payment are mailed to the Secretary of the Company at its principal office by certified or registered mail.

      (e) "Director" shall mean a member of the Board of Directors.

      (f) "Employee" shall mean any employee or any officer of the Company or any of its Subsidiaries, or any other person, who is an independent contractor, agent or consultant of the Company or any of its Subsidiaries, and excluding any director of the Company who is not otherwise an employee of the Company. For the purposes of any provision of this Plan relating to Incentive Stock Options, the term "Employee" shall be limited to mean any employee (as that term is defined under Code Section 3401(c)) or officer of the Company or any of its Subsidiaries, but not any person who is merely an independent contractor, agent or consultant of the Company or any of its subsidiaries.

      (g) "Fair Market Value" of the Stock means, for all purposes of the Plan unless otherwise provided (i) the mean between the high and low sales prices of the Stock as reported on the National Market System or Small Cap Market of the National Association of Securities Dealers, Inc., Automated Quotation System, or any similar system of automated dissemination of quotations of securities prices then


--------
(1) Underscored language represents new language added and language which is lined out is to be removed.

in common use, if so quoted, or (ii) if not quoted as described in clause (i), the mean between the high bid and low asked quotations for the Stock as reported by a the National Quotation Bureau Incorporated or such other source as the Committee shall determine, or (iii) if the Stock is listed or admitted for trading on any national securities exchange, the mean between the high and low sales price, or the closing bid price if no sale occurred, of the Stock on the principal securities exchange on which the Stock is listed. In the event that the method for determining the Fair Market Value of the Stock provided for above shall either be not applicable or not be practical, in the opinion of the Committee, then the Fair Market Value shall be determined by such other reasonable method as the Committee, in its discretion, shall select and apply.

      (h) "Grantee" shall mean an Employee granted a Stock Option.

      (i) "Granting Date" shall mean the date on which the Committee authorizes the issuance of a Stock Option for a specified number of shares of Stock to a specified Employee.

      (j) "Incentive Stock Option" shall mean a Stock Option granted under the Plan which is properly qualified under the provisions of Section 422 of the Code.

      (k) "Nonstatutory Stock Option" shall mean a Stock Option granted within the Plan which is not an Incentive Stock Option or otherwise qualified under similar tax provisions.

      (l) "Rule 16b-3" shall mean Rule 16b-3 promulgated by the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended, or any rule in replacement thereof.

      (m) "Stock" shall mean the Common Stock, par value $.01 per share, of the Company.

      (n) "Stock Option" shall mean an Incentive Stock Option or Nonstatutory Stock Option granted pursuant to the Plan to purchase shares of Stock.

SECTION 3. SHARES OF STOCK SUBJECT TO THE PLAN

      The Company shall reserve 800,000 shares of Stock for issuance upon the exercise of Stock Options granted pursuant to this Plan. Shares delivered under the Plan may be authorized and unissued shares or issued shares held by the Company in its treasury. If any Stock Options expire or terminate without having been exercised, the shares of Stock covered by such Stock Option shall become available again for the grant of Stock Options hereunder. Similarly, if any Stock Options are surrendered for cash pursuant to the provisions of Section 6, the shares of Stock covered by such Stock Options shall also become available again for the grant of Stock Options hereunder. Shares of Stock covered by Stock Options surrendered for Stock pursuant to Section 6, however, shall not become available again for the grant of Stock Options hereunder.

SECTION 4. ADMINISTRATION OF THE PLAN

      (a) The Plan shall be administered by the Committee. Subject to the express provisions of the Plan, the Committee shall have authority to interpret the Plan, to prescribe, amend and rescind rules and regulations relating to it, to determine the terms and provisions of Stock Option grants, and to make all other determinations necessary or advisable for the administration of the Plan.

      (b) It is intended that the Plan and any transaction hereunder meet all of the requirements of Rule 16b-3 promulgated by the Securities and Exchange Commission, as such rule is currently in effect or as hereafter modified or amended, and all other applicable laws. If any provision of the Plan or any transaction would disqualify the Plan or such transaction under, or would not comply with, Rule 16b-3 or other applicable laws, such provision or transaction shall be construed or deemed amended to conform to Rule 16b-3 or such other applicable laws or otherwise shall be deemed to be null and void, in each case to the extent permitted by law and deemed advisable by the Committee.

      (c) Any controversy or claim arising out of or related to this Plan shall be determined unilaterally by and at the sole discretion of the Committee.

SECTION 5. GRANTING OF STOCK OPTIONS

      (a) Directors, Key Employees, independent contractors, agents and consultants to the Company shall be eligible to receive Stock Options under the Plan. Only Employees shall be eligible to receive Incentive Stock Options under the Plan.

      (b) The option price of each share of Stock subject to an Incentive Stock Option shall be at least 100% of the Fair Market Value of a share of the Stock on the Granting Date.

      (c) The option price of each share of Stock subject to a Nonstatutory Stock Option shall be 100% of the Fair Market Value of a share of the Stock on the Granting Date, or such other price either greater than or less than the Fair Market Value (but in no event less than the par value of the Stock) as the Committee shall determine appropriate to the purposes of the Plan and to the Company's total compensation program.

      (d) The Committee shall determine and designate from time to time those persons who are to be granted Stock Options and whether the particular Stock Options are to be Incentive Stock Options or Nonstatutory Stock Options, and shall also specify the number of shares covered by and the option price per share of each Stock Option. Each Stock Option granted under the Plan shall be clearly identified as to its status as a Nonstatutory Stock Option or an Incentive Stock Option.

      (e) The aggregate Fair Market Value (determined at the time the Stock Option is granted) of the Stock with respect to which Incentive Stock Options are exercisable for the first time by any individual during any calendar year (under all plans of the individual's employer corporation) shall not exceed $100,000.

      (f) A Stock Option shall be exercisable during such period or periods and in such installments as shall be fixed by the Committee at the time the Stock Option is granted or in any amendment thereto; but each Stock Option shall expire not later than ten years from the Granting Date.

      (g) The Committee shall have the authority to grant both transferable Stock Options and nontransferable Stock Options, and to amend outstanding nontransferable Stock Options to provide for transferability. Each nontransferable Stock Option intended to qualify under Rule 16b-3 or otherwise shall provide by its terms that it is not transferable otherwise than by will or the laws of descent and distribution or, except in the case of Incentive Stock Options, pursuant to a "qualified domestic relations order" as defined by the Code, and is exercisable, during the Grantee's lifetime, only by the Grantee. Each transferable Stock Option may provide for such limitations on transferability and exercisability as the Committee may designate at the time a Stock Option is granted or is otherwise amended to provide for transferability.

      (h) Stock Options may be granted to an Employee or Director who has previously received Stock Options or other options whether such prior Stock Options or other options are still outstanding, have previously been exercised or surrendered in whole or in part, or are canceled in connection with the issuance of new Stock Options.

      (i) Notwithstanding the foregoing, the option price of an Incentive Stock Option in the case of a Grantee who owns more than ten percent of the total combined voting power of all classes of stock of the Company or any of its Subsidiaries, will not be less than one-hundred-ten percent (110%) of the Fair Market Value of the Stock at the Granting date and in the case of such a Grantee, the Incentive Stock Option may be exercised no more than five years after the Granting Date.

SECTION 6. EXERCISE OF STOCK OPTIONS

      (a) Except as provided in Section 7, no Incentive Stock Option may be exercised at any time unless the Grantee has been an Employee at all times during the period beginning on the Granting Date and ending on the day 3 months before the date of such exercise.

      (b) The Grantee shall pay the option price in full on the Date of Exercise of a Stock Option in cash, by check, or by delivery of full shares of Stock of the Company, duly endorsed for transfer to the Company with signature guaranteed, or by any combination thereof. Stock will be accepted at its Fair Market Value on the Date of Exercise.

      (c) Subject to the approval of the Committee, or of such person to whom the Committee may delegate such authority ("its designee"), and subject further to the applicable regulations of any governmental authority, the Company may loan to the Grantee a sum equal to an amount which is not in excess of 100% of the purchase price of the shares of Stock acquired upon exercise of a Stock Option, such loan to be evidenced by the execution and delivery of a promissory note. Interest shall be paid on the unpaid balance of the promissory note at such times and at such rate as shall be determined by the Committee or its designee. Such promissory note shall be secured by the pledge to the Company of shares of Stock having an aggregate purchase price on the date of purchase equal to or greater than the amount of such note. A Grantee shall have, as to such pledged shares of Stock, all rights of ownership including the right to vote such shares of Stock and to receive dividends paid on such shares of Stock, subject to the security interest of the Company. Such shares of Stock shall not be released by the Company from the pledge unless the proportionate amount of the note secured thereby has been repaid to the Company; provided, however that shares of Stock subject to a pledge may be used to pay all or part of the purchase price of any other option granted hereunder or under any other stock incentive plan of the Company under the terms of which the purchase price of an option may be paid by the surrender of shares of Stock, subject to the terms and conditions of this Plan relating to the surrender of shares of Stock in payment of the exercise price of an option. In such event, that number of the newly purchased shares of Stock equal to the shares of Stock previously pledged shall be immediately pledged as substitute security for the pre-existing debt of the Grantee to the Company, and thereupon shall be subject to the provisions hereof relating to pledged shares of Stock. All notes executed hereunder shall be payable at such times and in such amounts and shall contain such other terms as shall be specified by the Committee or its designee or stated in the option agreement; provided, however, that such terms shall conform to requirements contained in any applicable regulations which are issued by any governmental authority.

SECTION 7. TERMINATION OF EMPLOYMENT

      Except as otherwise provided by the Committee at the time an Incentive Stock Option is granted or any amendment thereto, if a Grantee ceases to be an Employee then:

      (a) if termination of employment is voluntary or involuntary without cause, the Grantee may exercise each Stock Option held by the Grantee within three months after such termination (but not after the expiration date of the Stock Option) to the extent of the number of shares subject to the Stock Option which are purchasable pursuant to its terms at the date of termination;

      (b) if termination is for cause, all Stock Options held by the Grantee shall be canceled as of the date of termination;

      (c) subject to the provisions of Section 7(d), if termination is (i) by reason of retirement at a time when the Grantee is entitled to the current receipt of benefits under any retirement plan maintained by the Company, or (ii) by reason of disability, each Stock Option held by the Grantee may be exercised by the Grantee at any time (but not after the expiration date of the Stock Option) (within one year of termination in the case of Incentive Stock Options) to the extent of the number of shares subject to the Stock Option which were purchasable pursuant to its terms at the date of termination;

      (d) if termination is by reason of the death of the Grantee, or if the Grantee dies after retirement or disability as referred to in Section 7(c), each Stock Option held by the Grantee may be exercised by the Grantee's estate, or by any person who acquires the right to exercise the Stock Option by reason of the Grantee's death, at any time within a period of three years after death (but not after the expiration date of the Stock Option) to the extent of the total number of shares subject to the Stock Option which were purchasable pursuant to its terms at the date of termination; or

      (e) if the Grantee should die within three months after voluntary termination of employment or involuntary termination without cause, as contemplated in Section 7(a), each Stock Option held by the Grantee may be exercised by the Grantee's estate, or by any person who acquires the right to exercise by reason of the Grantee's death, at any time within a period of one year after death (but not after the expiration date of the Stock Option) to the extent of the number of shares subject to the Stock Option which were purchasable pursuant to its terms at the date of termination.

SECTION 8. ADJUSTMENTS

      In the event of any merger, consolidation, reorganization, recapitalization, stock dividend, stock split or other change in the corporate structure or capitalization affecting the Stock, there shall be an appropriate adjustment made by the Committee in the number and kind of shares that may be granted in the aggregate and to Grantees under the Plan, the number and kind of shares subject to each outstanding Stock Option and the option prices.

SECTION 9. GENERAL PROVISIONS

      (a) Each Stock Option shall be evidenced by a written instrument containing such terms and conditions, not inconsistent with this Plan, as the Committee shall approve.

      (b) The granting of a Stock Option in any year shall not give the Grantee any right to similar grants in future years. The granting of a Stock Option in any year shall not give the Grantee any right to be retained in the employ of the Company or interfere in any way with the right of the Company to terminate an Employee's employment at any time.

      (c) The Company shall have the right to deduct from any payment or distribution under the Plan any federal, state or local taxes of any kind required by law to be withheld with respect to such payments or to take such other action as may be necessary to satisfy all obligations for the payment of such taxes. In case distributions are made in shares of Stock, the Company shall have the right to retain the value of sufficient shares of Stock to equal the amount of tax to be withheld for such distributions or require a recipient to pay the Company for any such taxes required to be withheld on such terms and conditions prescribed by the Committee.

      (d) No Grantee shall have any of the rights of a shareholder by reason of a Stock Option until it is exercised.

      (e) This Plan shall be construed and enforced in accordance with the laws of the State of Delaware (without regard to the legislative or judicial conflict of laws rules of any state), except to the extent superseded by federal law.

SECTION 10. AMENDMENT AND TERMINATION

      (a) The Plan shall terminate on October 17, 2006 and no Stock Option shall be granted hereunder after that date, provided that the Board may terminate the Plan at any time prior thereto.

      (b) The Board may amend the Plan at any time without notice, provided however, that the Board may not, without prior approval by the shareholders, (i) increase the maximum number of shares of Stock for which Stock Options may be granted, (ii) materially increase the benefits accruing to participants under the Plan or (iii) materially modify the requirements as to eligibility for participation in the Plan.

      (c) No termination or amendment of the Plan may, without the consent of a Grantee to whom a Stock Option shall theretofore have been granted, adversely affect the rights of such Grantee under such Stock Option.

SECTION 11. EFFECTIVE DATE AND SHAREHOLDERS' APPROVAL

      The Plan shall become effective as of October 18, 1996, subject to its approval by the affirmative votes of the holders of a majority of the securities of the Company present, or represented, and entitled to vote thereon at the next meeting of shareholders of the Company or any adjournment or postponement thereof. Before such approval, Stock Options may be granted under the Plan expressly subject to such approval.